UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENCORE CAPITAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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See the reverse side of this notice to obtain  proxy materials and voting instructions.  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on <mtgdate>.  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  Meeting Information  Meeting Type: <mtgtype>  For holders as of: <recdate>  Date: Time: <mtgtime>  Location:  0000381939_1 R1.0.1.17  ENCORE CAPITAL GROUP, INC.  ENCORE CAPITAL GROUP, INC.  3111 CAMINO DEL RIO NORTH  SUITE 103  SAN DIEGO, CA 92108  Annual Meeting  April 23, 2018  June 21, 2018  June 21, 2018 8:00 AM EST  Park Hyatt Hotel  153 West 57th Street  New York, New York 10019

Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  How To Vote  .  Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  .  0000381939_2 R1.0.1.17  1. Notice & Proxy Statement 2. Annual Report on Form 10-K  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before June 07, 2018 to facilitate timely delivery.

Voting items  0000381939_3 R1.0.1.17  The Board of Directors recommends you vote  FOR the following:  1. Election of Directors  Nominees  01 Michael P. Monaco 02 Ashwini Gupta 03 Wendy G. Hannam 04 Laura Newman Olle 05 Francis E. Quinlan  06 Norman R. Sorensen 07 Richard J. Srednicki 08 Ashish Masih  The Board of Directors recommends you vote FOR proposals 2 and 3.  2 Non-binding vote to approve the compensation of the Company's named executive officers.  3 Ratification of selection of BDO USA, LLP as independent registered public accounting firm for the fiscal year  2018.  NOTE: This Proxy, when properly executed will be voted as specified above. If no specification is made, this Proxy  will be voted FOR the election of the above-listed nominees, FOR (in a non-binding vote) PROPOSAL 2 and FOR  PROPOSAL 3. This proxy also confers discretionary authority to vote on such other matters as may come before the  annual meeting. The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at such  meeting or at any adjournment or postponement thereof.

0000381939_4 R1.0.1.17